SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.   20549


                          FORM 8-K


                       CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                       February 25, 1997
       Date of Report (Date of earliest event reported)


                 AMERICAN OILFIELD DIVERS, INC.
       (Exact name of Registrant as specified in its charter)


         LOUISIANA               0-22032            72-0918249
(State or other jurisdiction    (Commission      (I.R.S. Employer
     of incorporation)          File Number)   Identification Number)


                        130 East Kaliste Saloom Road
                        Lafayette, Louisiana 70508
             (Address of principal executive offices) (Zip Code)

                              (318) 234-4590
            (Registrant's telephone number, including area code)

                               Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

     On February 25, 1997, the Registrant announced its fourth quarter and 12-month earnings for the year ended
December 31, 1996 and related matters. Such matters are described in the press release attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

(a)  No financial statements are filed with this report.

(b)  Exhibits.

     99.1 Press release issued by the Registrant on February
          25, 1997 announcing its fourth quarter and 12-month earnings for the year ended December 31, 1996 and related matters.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:   /s/ Cathy M. Green
                                  _____________________________
                                           Cathy M. Green
                                      Vice President - Finance
                                    and Chief Financial Officer
Dated: March 3, 1997